UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                November 15, 2010

People’s United Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                (203) 338-7171

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 15, 2010, the Office of Thrift Supervision (“OTS”) notified People’s United Bank (the “Bank”), a wholly-owned subsidiary of People’s United Financial, Inc. (“People’s United”), that the OTS had approved the proposed merger of Bank of Smithtown with and into the Bank (the “Smithtown Merger”), and the proposed merger of River Bank with and into the Bank (the “River Bank Merger”). Bank of Smithtown is a wholly owned subsidiary of Smithtown Bancorp, Inc. (“Smithtown Bancorp”), and River Bank is a wholly owned subsidiary of LSB Corporation (“LSB Corporation”).

The stockholders of LSB Corporation approved the Agreement and Plan of Merger dated July 15, 2010 by and among People’s United, the Bank, Bridgeport Merger Corporation, LSB Corporation and River Bank on October 27, 2010. People’s United expects to complete the River Bank Merger and the related merger involving People’s United and LSB Corporation (which remain subject to the satisfaction or waiver of other customary closing conditions) on or after November 30, 2010.

Consummation of the Smithtown Merger and the related merger involving People’s United and Smithtown Bancorp remain subject to approval by the stockholders of Smithtown Bancorp and the satisfaction or waiver of other customary closing conditions.

Additional Information

This communication is being made in respect of the proposed merger involving People’s United and Smithtown Bancorp and the proposed merger involving People’s United and LSB Corporation.

In connection with the proposed merger with Smithtown Bancorp, People’s United has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a proxy statement of Smithtown Bancorp that also constitutes a prospectus of People’s United. Smithtown Bancorp has mailed the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger because it contains important information. You may obtain a free copy of the proxy statement/prospectus and other related documents filed by People’s United and Smithtown Bancorp with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Smithtown Bancorp’s website at www.bankofsmithtownonline.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Participants in the Transactions

People’s United, Smithtown Bancorp and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Smithtown Bancorp stockholders in favor of the merger with Smithtown Bancorp. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Smithtown Bancorp stockholders in connection with the proposed merger is set forth in the proxy statement/prospectus filed with the SEC.

You can find information about the executive officers and directors of People’s United in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 23, 2010. You can find information about Smithtown Bancorp’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 12, 2010. You can obtain free copies of these documents from People’s United or Smithtown Bancorp using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: November 16, 2010	By:	/s/ Robert E. Trautmann
(Signature)

	Name:	Robert E. Trautmann
	Title:	Senior Executive Vice President and General Counsel